THE HENLOPEN FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2002

To My Fellow Shareholders:

For the quarter ended June 30, 2002, The Henlopen Fund declined 12.9%. Annualized returns for the Fund for 1, 3 and 5 years are -12.1%, -0.9%, and 8.5%, respectively. Since our inception on December 2, 1992, the Fund has an annualized return of 13.6%.

It is all too evident that a searing bear market has overwhelmed the incipient economic recovery we discussed in our most recent shareholder letter. While positive economic statistics are apparent, clearly the stock market is focused elsewhere, realigning and reallocating capital with punishing results, particularly for technology.

At year-end, we noted that unprecedented monetary easing had yet to produce any broad-based salutary effects. Other than housing, lending activities are moribund; worse indeed, massive liquidations are contracting the capital base further. Certain fiscal initiatives have not been helpful, either; however motivated, the steel tariff and the grotesque farm bill are bad policy. There appear to be pervasive deflationary elements in the economy presently.

To complete the litany, we note the corrosion of corporate governance. While it was reasonable to have expected some fallout from the permissiveness evident throughout the 1990's, even hardened cynics probably didn't expect the stunning breadth and depth of these revelations, from utter lack of morality to staggering financial restatements.

Market leadership evidenced earlier in the year eroded across the board in the second quarter. Prominent blue chips were followed down by virtually every category. Such gut-wrenching declines are often followed by a significant, tradable (at a minimum) rally. We will continue to look for and invest in growing businesses. We will be opportunistic, awaiting what we believe will be some turn for the better.

Sincerely yours,

/s/Michael L. Hershey

Michael L. Hershey
President

       ONE YEAR COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, LIPPER GROWTH FUND INDEX AND S&P 500 INDEX

     Date      The Henlopen Fund   S&P 500 Index   Lipper Growth Fund Index
     ----      -----------------   -------------   ------------------------
   6/30/2001       $10,000            $10,000              $10,000
   9/30/2001        $7,983             $8,536               $8,073
  12/31/2001       $10,464             $9,448               $9,173
   3/31/2002       $10,087             $9,474               $8,977
   6/30/2002*<F1>   $8,789             $8,205               $7,716

*<F1> Ending value represents decreases of -12.1%, -18.0% and -22.8% , respectively.

                        MANAGED BY LANDIS ASSOCIATES LLC
                              WWW.HENLOPENFUND.COM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Henlopen Fund emphasizes investment in growing businesses. We look for well-managed companies with competitive products and services capable of generating strong revenues and earnings. In managing the portfolio, relative sector weighting and specific capitalization size are of secondary importance to us. Our rationale for growth investment is to participate for our shareholders in the capital formation process.

For the year ended June 30, 2002, the Fund declined 12.1%. Over the last 3 years, the Fund has an annual average rate of return of -0.9%. For the last 5 years, the Fund has appreciated at an average annual rate of 8.5%.

The confluence of events during fiscal year 2002 was truly extraordinary. We know that September 11, 2001 has changed all of our lives. Economic distortions thereafter ranged across the spectrum, from altered travel and leisure patterns to accelerated and redirected government spending. Monetary policy, already stimulative, became even more so. By year-end, disclosures of corporate malfeasance had erupted precipitating a corrosive crisis of confidence throughout not only the investment community but the country as a whole. Persistent weakness in capital investment by the industrial sector further exacerbated a troubled stock market groping for signs of economic stability while confronting the enormity of 9/11.

After staging a modest rally at the end of our previous fiscal year, the stock market fell through the summer of 2001 reflecting mounting concerns about the economy. The sharp market break after 9/11 set up a reflex rally which particularly benefited The Henlopen Fund, increasing over 31% in the second fiscal quarter - one of the best quarterly returns in our category. By early 2002, however, the stock market had resumed its decline, overwhelmed by continued concerns about the economy and the very credibility of corporate accounting. While no sectors have been unscathed, holdings in the healthcare and consumer areas performed relatively well for the Fund. Conversely, technology holdings, while dramatically reduced over the last fiscal year, underperformed and continued to cause the bulk of our declines.

As of this writing, the stock market has entered a critical phase, dominated as much by psychology as fundamentals. Of concern to us is whether deflation continues to stalk this market. We believe any initial market recovery will most likely be narrow and will follow a "back to basics" theme. We expect to be opportunistic.

    SINCE INCEPTION COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

                   The Henlopen           S&P 500            Lipper Growth
      Date             Fund             Index**<F3>        Fund Index***<F4>
      ----         ------------         -----------        -----------------
    12/2/92*<F2>     $10,000              $10,000              $10,000
    6/30/93          $11,562              $10,643              $10,661
    6/30/94          $12,126              $10,792              $10,841
    6/30/95          $15,493              $13,600              $13,350
    6/30/96          $21,442              $17,140              $16,109
    6/30/97          $22,519              $23,088              $19,916
    6/30/98          $29,908              $30,081              $25,942
    6/30/99          $34,813              $36,909              $31,572
    6/30/00          $53,507              $39,567              $37,128
    6/30/01          $38,551              $33,724              $28,772
    6/30/02          $33,882              $27,671              $22,200

*<F2>  December 2, 1992 inception date.

                          AVERAGE ANNUAL TOTAL RETURN

                                             since inception
                    1-Year       5-Year          12/2/92
                    ------       ------      ---------------
                    -12.1%        8.5%            13.6%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 **<F3> The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
***<F4> The Lipper Growth Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue                               Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
of The Henlopen Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 26, 2002

                            STATEMENT OF NET ASSETS
                                 June 30, 2002

 SHARES OR
 PRINCIPAL
  AMOUNT                                                COST          VALUE
  ------                                                ----          -----

LONG-TERM INVESTMENTS  92.1% (A)<F6>
COMMON STOCKS -- 91.3% (A)<F6>

               AUTO & TRUCK RELATED -- 0.8%
    30,000     ArvinMeritor, Inc.                    $    767,712  $   720,000

               BASIC MATERIALS -- 0.7%
    55,000     Universal Stainless &
                 Alloy Products, Inc.*<F5>                866,924      646,250

               COAL -- 3.1%
    75,000     Arch Coal, Inc.                          2,570,467    1,703,250
   100,000     Massey Energy Co.                        2,398,620    1,270,000
                                                     ------------  -----------
                                                        4,969,087    2,973,250

               COMMUNICATIONS -- 3.9%
   175,000     ADC Telecommunications,
                 Inc.*<F5>                              4,211,877      400,750
    60,000     F5 Networks, Inc.*<F5>                   2,203,749      586,800
   200,000     NMS Communications
                 Corp.*<F5>                             2,405,787      486,000
   139,000     Optibase Ltd.*<F5>                       2,027,189      290,510
   311,000     Packeteer, Inc.*<F5>                     2,696,892    1,374,620
   100,000     Redback Networks Inc.*<F5>               4,919,180      179,000
   301,000     Science Dynamics Corp.*<F5>              2,771,553       21,070
   400,000     U.S. Wireless Data Inc.*<F5>             1,300,807      340,000
                                                     ------------  -----------
                                                       22,537,034    3,678,750

               COMPUTER SYSTEMS -- 1.4%
    75,000     Neoware Systems, Inc.*<F5>                 855,750      850,500
   100,000     Sun Microsystems, Inc.*<F5>              3,070,625      501,000
                                                     ------------  -----------
                                                        3,926,375    1,351,500

               CONSTRUCTION SERVICES -- 2.3%
    20,000     Centex Corp.                             1,143,850    1,155,800
    50,000     Dominion Homes, Inc.*<F5>                1,018,875    1,011,500
                                                     ------------  -----------
                                                        2,162,725    2,167,300

               CONSUMER NON-DURABLES -- 0.2%
   200,000     Electric Fuel Corp.*<F5>                 1,487,442      183,920

               DISTRIBUTION -- 1.8%
    20,000     D & K Healthcare
                 Resources, Inc.                          745,742      705,200
    40,000     Insight Enterprises, Inc.*<F5>           1,045,252    1,007,600
                                                     ------------  -----------
                                                        1,790,994    1,712,800

               ELECTRONICS/EQUIPMENT MANUFACTURING -- 2.8%
    30,000     Planar Systems Inc.*<F5>                   706,770      577,500
   100,000     Teledyne Technologies Inc.*<F5>          2,768,880    2,075,000
                                                     ------------  -----------
                                                        3,475,650    2,652,500

               FINANCIAL SERVICES -- 9.3%
    25,000     Hilb, Rogal and
                 Hamilton Co.                           1,109,021    1,131,250
   126,000     Penn-America Group, Inc.                 1,092,310    1,326,780
    25,000     Philadelphia Consolidated
                 Holding Corp.*<F5>                     1,074,079    1,133,500
    44,000     Southern Financial
                 Bancorp, Inc.                            847,040    1,406,240
    40,000     W Holding Company, Inc.                    937,979      968,000
    30,000     Wachovia Corp.                           1,110,700    1,145,400
    67,500     WSFS Financial Corp.                     1,204,756    1,746,225
                                                     ------------  -----------
                                                        7,375,885    8,857,395

               FOOD & BEVERAGES -- 0.9%
    50,000     Chiquita Brands
                 International, Inc.*<F5>                 874,040      895,500

               HEALTHCARE PRODUCTS -- 12.1%
   300,000     Antex Biologics Inc.*<F5>                1,729,609      333,000
   330,000     IGEN International, Inc.*<F5>            5,648,428   10,395,000
   160,000     PharmaNetics, Inc.*<F5>                  2,272,750      793,600
                                                     ------------  -----------
                                                        9,650,787   11,521,600

               HEALTHCARE SERVICES -- 5.8%
    50,000     American Medical Security
                 Group, Inc.*<F5>                       1,121,561    1,197,500
   275,000     QuadraMed Corp.*<F5>                     2,271,565    1,922,250
    80,000     SFBC International, Inc.*<F5>            1,309,840    1,341,680
    25,000     Triad Hospitals, Inc.*<F5>               1,076,460    1,059,500
                                                     ------------  -----------
                                                        5,779,426    5,520,930

               LEISURE/ENTERTAINMENT -- 3.4%
    50,000     Aztar Corp.*<F5>                         1,000,632    1,040,000
    80,000     Boyd Gaming Corp.*<F5>                   1,133,122    1,152,000
    60,000     Penn National Gaming, Inc.*<F5>          1,066,180    1,089,000
                                                     ------------  -----------
                                                        3,199,934    3,281,000

               MEDICAL PRODUCTS/SUPPLIES -- 2.9%
    80,000     Conceptus, Inc.*<F5>                     1,468,146    1,319,200
    45,000     Kensey Nash Corp.*<F5>                     841,366      729,000
    60,000     Medical Action
                 Industries Inc.*<F5>                     801,135      768,000
                                                     ------------  -----------
                                                        3,110,647    2,816,200

               MISCELLANEOUS MANUFACTURING -- 3.4%
   110,000     Acacia Research Corp.*<F5>               1,729,676      781,000
   150,000     Axsys Technologies, Inc.*<F5>            4,046,085    1,188,000
   120,000     Noble International, Ltd.                1,309,220    1,279,200
                                                     ------------  -----------
                                                        7,084,981    3,248,200

               OIL & GAS EXPLORATION/PRODUCTION -- 3.0%
   100,000     Comstock Resources, Inc.*<F5>              828,209      760,000
    50,000     Prima Energy Corp.*<F5>                  1,686,718    1,139,500
    25,000     Valero Energy Corp.                      1,168,086      935,500
                                                     ------------  -----------
                                                        3,683,013    2,835,000

               OILFIELD PRODUCTS/SERVICES -- 7.9%
    75,000     Grant Prideco, Inc.*<F5>                 1,593,380    1,020,000
   600,000     Grey Wolf, Inc.*<F5>                     3,887,199    2,454,000
    50,000     Patterson-UTI Energy, Inc.*<F5>          2,013,748    1,411,500
   110,000     Universal Compression
                 Holdings, Inc.*<F5>                    3,613,692    2,638,900
                                                     ------------  -----------
                                                       11,108,019    7,524,400

               RESTAURANTS -- 0.6%
    35,000     Total Entertainment
                 Restaurant Corp.*<F5>                    549,886      569,100

               RETAILING -- 7.7%
    40,000     The Cato Corp.                           1,060,000      892,000
   110,000     Charming Shoppes, Inc.*<F5>                914,865      950,400
    30,000     Gart Sports Co.*<F5>                     1,074,982      854,700
    80,000     Jos. A. Bank Clothiers, Inc.*<F5>        1,466,763    1,425,520
   400,000     Rite Aid Corp.*<F5>                      3,075,398      940,000
    75,000     TBC Corp.*<F5>                           1,032,701    1,191,000
    15,000     Tractor Supply Co.*<F5>                  1,074,865    1,064,850
                                                     ------------  -----------
                                                        9,699,574    7,318,470

               SEMICONDUCTORS/RELATED -- 3.2%
    40,000     ATMI, Inc.*<F5>                          1,283,210      894,800
    70,000     Fairchild Semiconductor
                 Corp.*<F5>                             2,586,540    1,701,000
   350,000     Optical Communication
                 Products, Inc.*<F5>                    1,373,520      427,000
                                                     ------------  -----------
                                                        5,243,270    3,022,800

               SOFTWARE & RELATED SERVICES  10.1%
   190,000     Acres Gaming Inc.*<F5>                     985,410      870,200
   125,000     BAM! Entertainment, Inc.*<F5>            1,055,450      367,500
   370,500     Bitstream Inc.*<F5>                      2,802,150    1,111,500
   100,000     Critical Path, Inc.*<F5>                 4,514,550      102,000
    90,000     ILOG S.A. SP-ADR*<F5>                    1,240,203      508,500
    60,000     Intrado Inc.*<F5>                        1,882,013    1,161,600
   300,000     Level 8 Systems, Inc.*<F5>               2,248,528      144,000
   350,000     ON Technology Corp.*<F5>                   967,898      630,000
   300,000     SafeNet, Inc.*<F5>                       5,165,019    4,182,000
   285,000     TeleCommunication
                 Systems, Inc.*<F5>                     1,080,146      570,000
                                                     ------------  -----------
                                                       21,941,367    9,647,300

               TEXTILES -- 3.3%
   100,000     Quaker Fabric Corp.*<F5>                 1,110,777    1,549,900
   150,000     Unifi, Inc.*<F5>                         1,983,000    1,635,000
                                                     ------------  -----------
                                                        3,093,777    3,184,900

               TRANSPORTATION -- 0.7%
    50,000     Celadon Group, Inc.*<F5>                   669,320      638,000
                                                     ------------  -----------
                 Total common stocks                  135,047,869   86,967,065

PREFERRED STOCKS -- 0.8% (A)<F6>
    50,000     EXCO Resources, Inc.,
                 5.00% Conv Pfd 5/23/03                   939,100      787,500
                                                     ------------  -----------
                 Total long-term
                   investments                        135,986,969   87,754,565

SHORT-TERM INVESTMENTS -- 7.9% (A)<F6>
               VARIABLE RATE DEMAND NOTES
$2,054,946     American Family
                 Financial Services                     2,054,946    2,054,946
 4,634,600     Firstar Bank U.S.A., N.A.                4,634,600    4,634,600
   350,000     Wisconsin Corporate
                 Central Credit Union                     350,000      350,000
   526,000     Wisconsin Electric
                 Power Co.                                526,000      526,000
                                                     ------------  -----------
                 Total short-term
                   investments                          7,565,546    7,565,546
                                                     ------------  -----------
                 Total investments                   $143,552,515   95,320,111
                                                     ------------
                                                     ------------
               Liabilities, less cash and
                 receivables -- (0.0%) (A)<F6>                          (3,597)
                                                                   -----------
                 NET ASSETS                                        $95,316,514
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   (No par value, unlimited
                   shares authorized), offering
                   and redemption price
                   ($95,316,514 / 5,677,241
                   shares outstanding)                             $     16.79
                                                                   -----------
                                                                   -----------

   *<F5>   Non-income producing security.
(a)<F6>    Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2002

INCOME:
   Dividends                                                      $    432,655
   Interest                                                             92,815
                                                                  ------------
       Total income                                                    525,470
                                                                  ------------

EXPENSES:
   Investment management fees                                        1,261,932
   Transfer agent fees                                                 162,305
   Administrative services                                             129,946
   Printing and postage expense                                         45,435
   Registration fees                                                    36,508
   Professional fees                                                    35,798
   Custodian fees                                                       34,484
   Insurance expense                                                    22,070
   Board of Trustees fees                                                4,000
   Other expenses                                                       22,950
                                                                  ------------
       Total expenses                                                1,755,428
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,229,958)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                    (5,226,682)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (8,935,051)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (14,161,733)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(15,391,691)
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 2002 and 2001

                                                       2002           2001
                                                     --------       --------
OPERATIONS:
   Net investment loss                             $ (1,229,958)  $ (1,431,611)
   Net realized (loss) gain on investments           (5,226,682)    11,910,780
   Net decrease in unrealized
     appreciation on investments                     (8,935,051)   (83,743,735)
                                                   ------------   ------------
       Net decrease in net assets resulting
         from operations                            (15,391,691)   (73,264,566)
                                                   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.04378
     and $1.23071 per share, respectively)             (335,471)   (11,029,971)
                                                   ------------   ------------
       Total distributions                             (335,471)*  (11,029,971)
                                                               <F7>
                                                   ------------   ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (3,930,681 and
     5,571,035 shares, respectively)                 72,085,797    128,229,198
   Net asset value of shares issued in distributions
     (18,200 and 597,322 shares, respectively)          329,609     10,842,630
   Cost of shares redeemed (6,151,163 and
     6,747,100 shares, respectively)               (112,243,318)  (144,011,426)
                                                   ------------   ------------
       Net decrease in net assets derived
         from Fund share activities                 (39,827,912)    (4,939,598)
                                                   ------------   ------------
       TOTAL DECREASE                               (55,555,074)   (89,234,135)

NET ASSETS AT THE BEGINNING OF THE YEAR             150,871,588    240,105,723
                                                   ------------   ------------
NET ASSETS AT THE END OF THE YEAR                  $ 95,316,514   $150,871,588
                                                   ------------   ------------
                                                   ------------   ------------

*<F7> See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

                              FINANCIAL HIGHLIGHTS
  (Selected data for each share of the Fund outstanding throughout each year)

                                                                            FOR THE YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of year                   $ 19.15        $ 28.39        $ 19.84        $ 17.04        $ 15.83
   Income from investment operations:
       Net investment loss (a)<F8>                        (0.18)         (0.16)         (0.25)         (0.11)         (0.03)
       Net realized and unrealized
         (losses) gains on investments                    (2.14)         (7.85)         10.18           2.91           4.55
                                                        -------        -------        -------        -------        -------
   Total from investment operations                       (2.32)         (8.01)          9.93           2.80           4.52

   Less distributions:
       Dividend from net investment income                   --             --             --             --             --
       Distributions from net realized gains              (0.04)         (1.23)         (1.38)            --          (3.31)
                                                        -------        -------        -------        -------        -------
   Total from distributions                               (0.04)         (1.23)         (1.38)            --          (3.31)
                                                        -------        -------        -------        -------        -------
   Net asset value, end of year                         $ 16.79        $ 19.15        $ 28.39        $ 19.84        $ 17.04
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                 (12.1)%        (28.0)%          53.7%          16.4%          32.8%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                  95,317        150,872        240,106         63,009         39,966
   Ratio of expenses to average net assets                 1.4%           1.3%           1.4%           1.5%           1.5%
   Ratio of net investment loss
     to average net assets                                (1.0%)        (0.7)%         (1.0)%         (0.6)%         (0.7)%
   Portfolio turnover rate                               132.2%         287.7%         156.9%         162.1%         116.3%

(a)<F8> In 2002, 2001, 2000 and 1999, net investment loss per share is calculated using average shares outstanding. In 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which is organized as a Delaware Business Trust and is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Landis Associates LLC (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of the Fund, 0.1% on the daily net assets of the Fund on the next $30,000,000 and 0.05% on the daily net assets of the Fund over $60,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2002, purchases and proceeds of sales of investment securities (excluding short-term securities) were $160,777,278 and $209,651,929, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2002, liabilities of the Fund included the following:

     Payable to brokers for investments purchased                 $  1,384,860
     Payable to the Adviser for management fees                         69,458
     Other liabilities                                                  56,848

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2002 the sources of net assets were as follows:

     Fund shares issued and outstanding                           $149,593,622
     Net unrealized depreciation on investments                    (48,232,404)
     Accumulated net realized loss                                  (6,044,704)
                                                                  ------------
                                                                  $ 95,316,514
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

     The following information for the Fund is presented on an income tax basis as of June 30, 2002:

                          GROSS              GROSS          NET UNREALIZED     DISTRIBUTABLE      DISTRIBUTABLE
        COST OF         UNREALIZED         UNREALIZED        DEPRECIATION         ORDINARY          LONG-TERM
      INVESTMENTS      APPRECIATION       DEPRECIATION      ON INVESTMENTS         INCOME         CAPITAL GAINS
      -----------      ------------       ------------      --------------     -------------      -------------
     $143,614,203       $8,595,548       $(56,889,640)       $(48,294,092)          $ --               $ --

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended June 30, 2002, capital loss carryovers as of June 30, 2002, and tax basis post-October losses as of June 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

       ORDINARY           LONG -TERM        NET CAPITAL
        INCOME          CAPITAL GAINS           LOSS         POST-OCTOBER
     DISTRIBUTIONS      DISTRIBUTIONS        CARRYOVERS         LOSSES
     -------------      -------------        ----------      ------------
       $335,471              $ --               $ --          $5,983,016

     The Fund has utilized $18,898 of its post-October losses from the prior year to offset current year net capital gains.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended June 30, 2002 which is designated as qualifying for the dividends received deduction is 39.7% (unaudited).

                             TRUSTEES AND OFFICERS

                                                                                                       # of Portfolios
                                                                                                       in Fund        Other
                                                    Term of             Principal                      Complex        Directorships
                                 Position(s)        Office and          Occupation                     Overseen       held by
                                 Held with          Length of           During Past                    by Trustee     Trustee
Name, Age and Address            the Fund           Time Served         Five Years                     or Officer     or Officer
---------------------            -----------        -----------         -----------                    ----------     ----------
Robert J. Fahey, Jr., 44         Trustee            Indefinite Term     Mr. Fahey joined Cushman &          1         None
1717 Arch Street                                    since December,     Wakefield, a commercial real
30th Floor                                          1992                estate services firm and
Philadelphia, PA  19103                                                 a Rockefeller Group Company,
                                                                        in 1985. He presently serves
                                                                        as Senior Director of Real
                                                                        Estate Investment Banking of
                                                                        Cushman & Wakefield's Financial
                                                                        Services Group in its
                                                                        Philadelphia, Pennsylvania office.

Michael L. Hershey, 63           President          Indefinite Term     Mr. Hershey is Chairman,            1         None
Longwood Corporate               and Trustee        since December,     President, Treasurer and
  Center South, Suite 213                           1992                Secretary of Landis
415 McFarlan Road                                                       Associates LLC, an investment
Kennett Square, PA 19348                                                advisory firm, the predecessor
                                                                        of which he founded in 1986.

John A. Krol, 65                 Trustee            Indefinite Term     Mr. Krol is a retired Chairman      1         Armstrong
c/o DuPont                                          since September,    and Chief Executive Officer of                World
1007 Market Street                                  1999                E.I. du Pont de Nemours &                     Industries,
D9000                                                                   Company "(Du Pont"). From                     Inc.,
Wilmington, DE 19898                                                    1963 until 1998 he was employed               MeadWestvaco
                                                                        by Du Pont in various capacities              Corp. and
                                                                        most recently as Vice Chairman                Milliken &
                                                                        from 1992 to 1995, as President               Company.
                                                                        and Chief Executive Officer
                                                                        from 1995 to 1997, and as Chairman
                                                                        and Chief Executive Officer from
                                                                        1997 to 1998.

Bruce V. Vogenitz, 37            Vice-President     Since August        Mr. Vogenitz has been a Vice-       1         None
Longwood Corporate               and Secretary      1998                President of Landis Associates
  Center South, Suite 213                                               LLC and its predecessor since
415 McFarlan Road                                                       August 1998.  Prior to such
Kennett Square, PA  19348                                               time, he was an Analyst at
                                                                        Gardner Lewis Asset Management.
                                                                        From July 1993 to March 1997,
                                                                        he was an Investment Analyst
                                                                        with the Adviser's predecessor.

Camille F. Wildes, 49            Vice-President     Since June          Ms. Wildes is a Vice-President      1         None
c/o Fiduciary Management, Inc.   of Compliance      1994                of Fiduciary Management,Inc.,
225 East Mason Street            and Treasurer                          the Fund's administrator and has
Milwaukee, WI  53202                                                    been employed by such Company
                                                                        in various capacities since
                                                                        December 1982.

                            U.S. BANK INSTITUTIONAL
                                TRUST & CUSTODY
                                   Custodian

                               U.S. BANCORP FUND
                                 SERVICES, LLC
                               Transfer Agent and
                           Dividend Disbursing Agent

                             LANDIS ASSOCIATES LLC
                               Investment Adviser

                           PRICEWATERHOUSECOOPERS LLP
                            Independent Accountants

                                FOLEY & LARDNER
                                 Legal Counsel

                               THE HENLOPEN FUND
                        LONGWOOD CORPORATE CENTER SOUTH
                          415 MCFARLAN ROAD, SUITE 213
                       KENNETT SQUARE, PENNSYLVANIA 19348
                    (610-925-0400)     WWW.HENLOPENFUND.COM

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.